1 * For identification purpose only Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this announcement, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this announcement. (incorporated in the Cayman Islands with limited liability) (Stock Code: 1128 and Debt Stock Codes: 5279, 5280, 40102, 40259, 40357) CHANGE OF PRESIDENT AND RE-DESIGNATION OF DIRECTORS The board (the “Board”) of directors (the “Directors”) of Wynn Macau, Limited (the “Company”) announces that, Mr. Ian Michael Coughlan (“Mr. Coughlan”) has decided to transition to a role as advisor to the Company and non-executive Director, upon completion of his employment agreement as president of the Company, which concludes on 28 February 2023. With effect from 1 March 2023: (1) the president of the Company will be changed from Mr. Coughlan to Ms. Linda Chen (“Ms. Chen”), currently the vice chairman, the chief operating officer and an executive Director of the Company; and (2) Mr. Coughlan will be re-designated from an executive Director to a non-executive Director, and his appointment as a non-executive Director will end on the date of the Company’s next annual general meeting anticipated in May 2023. Mr. Coughlan will serve as an advisor to the Company through the end of 2023. “Ian’s pioneering leadership, which spans the vast majority of our incredibly successful time in Macau, has been impressive and his unrelenting commitment to brand excellence and establishing our deep-rooted culture is equally remarkable. I’m pleased that he has agreed to continue as an advisor to the Company and on our Board of Directors,” said Mr. Craig Billings, the Chief Executive Officer of Wynn Resorts, Limited and the Company. Mr. Billings continued, “Linda’s leadership throughout the many phases of our development in Macau has been important to our success. She will work with Ian to ensure a smooth transition, and I look forward to working closely with Linda and our talented management team in the years ahead.” Mr. Coughlan confirmed that he has no disagreement with the Board and there is no matter relating to these changes that needs to be brought to the attention of the shareholders of the Company or The Stock Exchange of Hong Kong Limited (the “Stock Exchange”). Exhibit 99.1

2 The Board would like to take this opportunity to express its sincere gratitude to Mr. Coughlan for his valuable contribution to the Company during his tenure of office. Background of Mr. Coughlan Mr. Ian Michael Coughlan, aged 63, was appointed as the president of the Company and an executive Director of the Company, since 2016 and 2009, respectively. With effect from 1 March 2023, Mr. Coughlan will become a non-executive Director of the Company and will cease to be the president of the Company. Mr. Coughlan’s responsibilities include leading the overall operations, business and strategic development of both Wynn Macau and Wynn Palace, the Company’s two integrated resort developments in Macau. Prior to being appointed as president, Mr. Coughlan was the President of Wynn Resorts (Macau) S.A. (“WRM”) from 2007 until 2017, before which he was Director of Hotel Operations — Worldwide for Wynn Resorts, Limited. During his tenure with the Company, he has helped to pioneer the development and growth of Wynn Macau, first through its property on the Macau peninsula and then taking on additional responsibility for Wynn Palace in Cotai after becoming president of the Company. His priority has been to reinforce the Company’s reputation as a market leader with a focus on service and product excellence and the development of local management talent. Mr. Coughlan has a track record of over 40 years in the hospitality industry with leading hotels and resorts across Asia, Europe and the United States. Before joining Wynn Resorts, Limited, he spent ten years with The Peninsula Group, including as General Manager of its flagship hotel The Peninsula Hong Kong from 2004 to 2007, and General Manager of The Peninsula Bangkok from 1999 to 2004. His previous tenures include senior management positions at The Oriental Singapore, and a number of Ritz-Carlton properties in the United States. Save as disclosed above, Mr. Coughlan has not held any other directorship in any other public companies in Hong Kong or overseas in the last three years preceding the date of this announcement, and Mr. Coughlan has no other relationship with any Director, senior management or substantial or controlling shareholders of the Company. Mr. Coughlan’s appointment as an executive Director will end on 28 February 2023, and as a non- executive Director will end on the date of the Company’s next annual general meeting anticipated in May 2023. Mr. Coughlan is entitled to a fixed fee of HK$100 per annum, or such higher sum as the Company may from time to time decide. Mr. Coughlan’s emoluments for the year ended 31 December 2021 are set out on page 184 of the Company’s 2021 annual report. As at the date of this announcement, Mr. Coughlan has no interests in the securities of the Company and Mr. Coughlan was interested in 205,167 shares in the common stock of Wynn Resorts, Limited.

3 Background of Ms. Chen Ms. Linda Chen, aged 55, is the vice Chairman, chief operating officer and executive Director of the Company, President and Executive Director of WRM, and President of Wynn International Marketing, Ltd. With effect from 1 March 2023, Ms. Chen will become the president of the Company. Ms. Chen is responsible for global marketing and strategic development of Wynn Resorts, Limited. Ms. Chen founded the Wynn Care charity brand in 2018 and established the Wynn Care Foundation as its Chairman in 2020, leading Wynn’s effort to actively fulfill its corporate social responsibilities. Ms. Chen was appointed as the vice chairman of the Company in April 2018, has been President of WRM since March 2017, executive Director and chief operating officer of the Company since September 2009, and Chief Operating Officer of WRM since June 2002. Ms. Chen played an integral role in the openings of Wynn Resorts, Limited’s three integrated resorts, including Wynn Las Vegas, Wynn Macau and Wynn Palace. She was also in charge of establishing Wynn International Marketing, Ltd. She served as Director of Wynn Resorts, Limited from October 2007 to December 2012. Prior to joining Wynn Resorts, Limited, Ms. Chen was Executive Vice President of International Marketing for MGM Mirage from June 2000 to May 2002, responsible for the global marketing development of the three integrated resorts MGM Grand, Bellagio and The Mirage. Ms. Chen was involved in the opening of Bellagio in 1998 and served as the Executive Vice President of International Marketing. Prior to that, she was part of the opening team for the MGM Grand in 1993 and The Mirage in 1989. Currently, Ms. Chen is also a member of the Nanjing Committee of the Chinese People’s Political Consultative Conference (Macau), a Director of the Macau Chamber of Commerce, a member of the Tourism Development Committee, Government of Macao S.A.R., a member of the Board of Trustees of Cultural Development Fund, Government of Macao S.A.R. and a member of the University Council, Macau University of Science and Technology. Ms. Chen holds a Bachelor of Science Degree in Hotel Administration from Cornell University in 1989. Save as disclosed above, Ms. Chen has not held any other directorship in any other public companies in Hong Kong or overseas in the last three years preceding the date of this announcement, and Ms. Chen has no other relationship with any Director, member of senior management or substantial or controlling shareholders of the Company. Ms. Chen’s appointment as an executive Director has a term of office of three years from 1 April 2022 and remains subject to the relevant provisions of retirement by rotation and re-election at the annual general meeting of the Company in accordance with the articles of association of the Company. Ms. Chen is entitled to a fee of HK$100 per annum and may be entitled to a discretionary bonus. Ms. Chen’s emoluments for the year ended 31 December 2021 are set out on page 184 of the Company’s 2021 annual report. As at the date of this announcement, Ms. Chen has no interests in the shares of the Company and Ms. Chen was interested in 307,425 shares in the common stock of Wynn Resorts, Limited.

4 General Save as disclosed above, there is no further information to be disclosed pursuant to the requirements of Rules 13.51(2)(h) to (v) of the Listing Rules and there are no other matters relating to the change of president of the Company and the re-designation of Directors of the Company that needs to be brought to the attention of the shareholders of the Company and the Stock Exchange. By order of the Board Wynn Macau, Limited Dr. Allan Zeman Chairman Hong Kong, 6 July 2022 As at the date of this announcement, the Board of Directors of the Company comprises Craig S. Billings and Ian Michael Coughlan (as Executive Directors); Linda Chen (as Executive Director and Vice Chairman); Matthew O. Maddox (as Non-Executive Director); Allan Zeman (as Independent Non-Executive Director and Chairman); and Lam Kin Fung Jeffrey, Bruce Rockowitz, Nicholas Sallnow-Smith and Leah Dawn Xiaowei Ye (as Independent Non-Executive Directors).